EXHIBIT 99.1

News Release

National Penn Bancshares, Inc.
Reports Record 2005 Earnings
Announcement Marks 28th Year of Improved Earnings for Company

Contact:	Catharine S. Bower, Communications Manager
(610) 369-6618 or csbower@natpennbank.com

BOYERTOWN, Pa., January 24, 2006 -- National Penn Bancshares, Inc. (Nasdaq: NPBC), the parent company of National Penn Bank, today announced financial results for calendar year 2005, including the quarter ended December 31, 2005.

Net income for calendar year 2005 was a record $59.8 million, or $1.36 per diluted share, compared to prior year net income of $47.9 million, or $1.15 per diluted share.

Net income for fourth quarter 2005 was $16.3 million, or $.37 per diluted share, compared to net income of $10.6 million, or $.24 per diluted share, for the same period a year ago.

Included in net income for fourth quarter 2005 was a recovery of $2.288 million, net of taxes, on the fourth quarter 2004 fraud loss. Net income in fourth quarter 2004 included a special charge of $3.369 million, net of taxes and related adjustments, for losses attributable to a fraudulent loan and deposit scheme discovered by National Penn in January 2005. Excluding the fourth quarter 2004 special charge, non-GAAP net income and earnings per diluted share for fourth quarter 2004 were $14.0 million and $.32, respectively.1

Excluding the fourth quarter 2004 special charge of $3.369 million, net of taxes and related adjustments, non-GAAP net income and earnings per diluted share for calendar year 2004 were $51.3 million and $1.23, respectively.1

__________________________________
1 Net income and net income per share excluding the special charge, net of taxes and related adjustments, are non-GAAP financial measures. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is presented in the reconciliation tables immediately following the text of this press release.

1

National Penn’s 2005 earnings produced returns on average assets and average shareholders’ equity of 1.31% and 13.7%, respectively. Return on average tangible equity was 25.8% in 2005.2

2005 represents National Penn’s 28th consecutive year of increased earnings and 28th consecutive year of increased cash dividends. 2005 also marked the 28th consecutive year of stock dividends or splits on National Penn stock. All per share information has been restated to reflect the five-for-four stock split effective September 30, 2005.

The company had total assets at December 31, 2005 of $4.60 billion and total deposits of $3.31 billion. The allowance for loan and lease losses as of December 31, 2005 was $56.1 million, which represented 1.84% of total loans and leases outstanding of $3.05 billion. At December 31, 2005, National Penn was in compliance with all applicable regulatory capital requirements. National Penn and National Penn Bank each are considered “well capitalized” as defined by banking regulators.

On November 17, 2005, National Penn paid a quarterly cash dividend of $.165 per share to shareholders of record as of November 2, 2005. National Penn has paid cash dividends without interruption for over 129 years.

__________

About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc. is a $4.60 billion asset financial services company operating 73 offices in southeastern Pennsylvania through National Penn Bank and its FirstService Bank, HomeTowne Heritage Bank, and The Peoples Bank of Oxford divisions. The Peoples Bank of Oxford Division also operates one community office in Cecil County, Maryland. National Penn’s investment management units, with combined client assets of $1.65 billion, consist of National Penn Investors Trust Company, which provides trust and investment management services; National Penn Investment Services, which markets brokerage services provided by PrimeVest Financial Services, Inc.; and National Penn Capital Advisors, Inc., which provides investment advisory services. National Penn Bancshares also provides mortgage banking activities through National Penn Mortgage Company; insurance services through National Penn Insurance Agency, Inc.; and equipment leasing services through National Penn Leasing Company. National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol “NPBC.” Additional information about the National Penn family is available on the company’s Web site at http://www.nationalpennbancshares.com.
_________

____________
2 Return on average tangible equity is a non-GAAP financial measure. A reconciliation of this non-GAAP financial measure to the comparable GAAP financial measure is presented in the reconciliation tables immediately following the text of this press release.

2

This press release contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”). National Penn’s management uses these non-GAAP measures in its analysis of the company’s performance. One such measure, annualized net income return on average tangible equity, excludes the average balance of acquisition-related goodwill and intangibles in determining average tangible shareholders’ equity. Banking and financial institution regulators also exclude goodwill and intangibles from shareholders' equity when assessing the capital adequacy of a financial institution. Management believes the presentation of this financial measure excluding the impact of these items provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn, as it provides a method to assess management’s success in utilizing the company’s tangible capital. In addition, non-GAAP net income and earnings per share exclude other significant gains, losses or expenses that are unusual in nature and not expected to recur. Because these items are not necessarily representative of underlying trends in the company's performance, management believes that presentation of financial measures excluding the impact of these items provides useful supplemental information that is essential to a proper understanding of the operating results of the company’s core businesses. This also facilitates comparisons with prior periods. These disclosures should not be viewed as substitutes for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

_________

This press release contains forward-looking statements concerning future events. Actual results could differ materially due to deteriorating economic conditions; increased competition; interest rate movements; market volatility in the securities markets; legislative or regulatory developments; merger-related synergies, savings and integration issues; technological changes; and other risks and uncertainties discussed in National Penn’s reports filed from time to time with the Securities and Exchange Commission, which are incorporated herein by reference. National Penn cautions you not to place undue reliance on these statements. National Penn undertakes no obligation to publicly release or update any of these statements.

3

Reconciliation Tables for Non-GAAP Financial Measures

	4 Qtr 2004	2004
Net income, excluding special charge for fraud loss and compensation expense adjustment, net of taxes (in millions)	$14.0	$51.3
Special charge for fraud loss, net of taxes (in millions)	(4.3)	(4.3)
Compensation expense adjustment, net of taxes (in millions)	.9	.9
Net income (in millions)	10.6	47.9

Diluted earnings per share, excluding special charge for fraud loss and compensation expense adjustment, net of taxes	.32	1.23
Special charge for fraud loss, net of taxes, per share	(.10)	(.10)
Compensation expense adjustment, net of taxes, per share	.02	.02
Diluted earnings per share	.24	1.15

	2005	2004
Return on average shareholders’ equity	13.7%	13.2%
Effect of goodwill and intangibles	12.1%	10.6%
Return on average tangible equity	25.8%	23.8%
Effect of special charge for fraud loss, net of taxes	-	2.2%
Effect of compensation expense adjustment, net of taxes	-	(.5)%
Return on average tangible equity, excluding special charge for fraud loss and compensation expense adjustment, net of taxes	25.8%	25.5%

Average tangible equity excludes acquisition-related average goodwill and intangibles:
Average shareholders’ equity (in millions)	$436.6	$361.7
Average goodwill and intangibles (in millions)	(205.0)	(160.3)
Average tangible equity (in millions)	231.6	201.4

4

National Penn Bancshares, Inc.	Financial Highlights

Contact: Gary L. Rhoads, 610-369-6341

Exchange Listing Nasdaq "NPBC"

(Dollars in thousands, except per share data)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
STATEMENTS OF CONDITION
Total assets			$4,600,609	$4,478,793
Total deposits			3,309,046	3,143,193
Total loans and leases			3,049,808	2,874,439
Total shareholders' equity			444,888	428,125
Book value per share			10.26	9.93

EARNINGS
Total interest income	$63,448	$55,243	$242,586	$198,775
Total interest expense	26,643	17,955	93,937	60,493
Net Interest Income	36,805	37,288	148,649	138,282
Provision for loan and lease losses	750	612	3,200	4,800
Net interest income after provision
for loan and lease losses	36,055	36,676	145,449	133,482
Other income	14,464	12,521	57,016	46,774
Other expenses	29,439	35,690	123,103	117,491
Income before income taxes	21,080	13,507	79,362	62,765
Income taxes	4,821	2,874	19,607	14,851
Net income	$16,259	$10,633	$59,755	$47,914

Return on average assets			1.31%	1.20%
Return on average shareholders' equity			13.7%	13.2%
Return on average tangible equity (1)			25.8%	23.8%
Average shares - basic			43,328,813	40,797,270
Average shares - diluted			44,048,486	41,689,071

PER SHARE
Basic earnings:
Net income	$0.37	$0.24	$1.38	$1.17
Diluted earnings:
Net income	$0.37	$0.24	$1.36	$1.15
Dividends paid in cash	$0.17	$0.15	$0.65	$0.62

Financial information restated to include a 5 for 4 stock split issued September 30, 2005.

(1) Reconciliation Table for Non-GAAP Financial Measure
Return on average shareholders' equity			13.7%	13.2%
Effect of goodwill and intangibles			12.1%	10.6%
Return on average tangible equity			25.8%	23.8%
Average tangible equity excludes acquisition related average goodwill and intangibles:
Average shareholders' equity			$436,602	$361,697
Average goodwill and intangibles			(204,975)	(160,332)
Average tangible equity			231,627	201,365

Financial Update for NATL PENN BCSHS (NPBC) FOR 12/31/05
Date 1/23/2006
PAGE: 1 OF 5	AS OF	AS OF	AS OF	AS OF	AS OF
BALANCE SHEET - ASSETS ($000s)	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004
	unaudited	unaudited	unaudited	unaudited	audited
Cash & Cash Equivalents	$116,522	$107,431	$133,578	$112,847	$93,894
Trading Account Securities	-	-	-	-	-
Securities Available for Sale	941,106	1,015,648	1,031,070	1,069,293	1,098,836
Held to Maturity Securities	150,608	113,573	117,465	116,663	90,967
Other Securities	-	-	-	-	-
Total Securities	1,091,714	1,129,221	1,148,535	1,185,956	1,189,803
Total Cash and Securities	1,208,236	1,236,652	1,282,113	1,298,803	1,283,697
Loans & Leases Held for Investment*	3,031,225	2,986,629	2,969,344	2,918,338	2,862,638
Loans & Leases Held for Sale*	18,583	25,028	14,701	10,299	11,801
Total Loans and Leases*	3,049,808	3,011,657	2,984,045	2,928,637	2,874,439
*Indicates data net of discount, gross of reserve
Loan Loss Reserve	(56,064)	(56,255)	(56,035)	(57,585)	(57,590)
Goodwill	187,995	187,693	187,693	187,741	186,945
Other Intangibles	16,087	16,682	17,276	17,867	18,462
Total Intangible Assets	204,082	204,375	204,969	205,608	205,407
Mortgage Servicing Rights	-	-	-	-	-
Purchased Credit Card Relationships	-	-	-	-	-
Real Estate Owned & Held for Investment	-	16	16	-	-
Assets from Discontinued Operations		-	-	-	-
Other Assets	194,547	178,262	178,792	179,374	172,840
Total Assets	$4,600,609	$4,574,707	$4,593,900	$4,554,837	$4,478,793

BALANCE SHEET - LIABILITIES ($000S)
Deposits	$3,309,046	$3,292,050	$3,059,627	$2,969,549	$3,143,193
Borrowings	677,183	662,560	928,106	990,151	743,977
Trust Preferred Securities	-	-	-	-	-
Subordinated Debt	127,063	127,063	127,063	127,063	127,063
Liabilities from Discontinued Operations	-	-	-	-	-
Other Liabilities	$42,429	48,035	40,269	41,581	36,435
Total Liabilities	$4,155,721	$4,129,708	$4,155,065	$4,128,344	$4,050,668

BALANCE SHEET - EQUITY ($000s)
Redeemable Preferred Stock	$-	$-	$-	$-	$-
Preferred Equity	$-	$-	$-	$-	$-
Shareholders Equity	$444,888	$444,999	$438,835	$426,493	$428,125

MEMO ITEMS
Accumulated other comprehensive income	$3,189	$9,548	$13,398	$10,403	$19,915
Publicly Reported Book Value Per Share (1)	$10.26	$10.22	$10.13	$9.87	$9.93
EOP Common Shares Outstanding (excluding Treasury shares)(1)	43,381,790	43,548,941	43,339,590	43,195,304	43,138,498
Treasury Shares Held By Company (1)	275,431	18,658	20,811	117,779	109,950
Did you announce a repurchase plan during this period?	NO	NO	NO	NO	NO
Number of Shares to be Repurchased in Plan (1)	1,562,500	1,562,500	1,562,500	1,562,500	1,562,500
Number of Shares Repurchased During Period (1)	316,835	38,474	33,313	42,491	129,174
Average Price of Repurchased Shares (1)	$20.06	$20.28	$19.15	$19.38	$22.03

(1) restated for a 5 for 4 stock split paid September 30, 2004, and a 5 for 4 stock split paid September 30, 2005.

Financial Update for NATL PENN BCSHS (NPBC) FOR 12/31/05
PAGE: 2 OF 5
	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER		YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED	YTD	ENDED
INCOME STATEMENT ($000s)	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004	12/31/2005	12/31/2004
	unaudited	unaudited	unaudited	unaudited	unaudited	unaudited	audited
Interest Income	$63,448	$62,308	$59,893	$56,937	$55,243	$242,586	$198,775
Interest Expense	26,643	24,835	22,508	19,951	17,955	93,937	60,493
Net Interest Income	36,805	37,473	37,385	36,986	37,288	148,649	138,282
FTE adjustment	2,337	2,310	2,337	2,243	2,155	9,227	8,334
Net Interest Income (FTE)	39,142	39,783	39,722	39,229	39,443	157,876	146,616
Loan Loss Provision	750	750	950	750	612	3,200	4,800
Investment Securities Trans.	(235)	181	646	(37)	645	555	549
Nonrecurring Income	-	-	-	922	-	922	-
Nonrecurring Expense	(2,954)	150	600	601	-	(1,603)	-
Trading Account Income	-	-	-	-	-	-	-
Foreign Exchange Income	-	-	-	-	-	-	-
Wealth Management Income	2,349	2,188	2,341	2,198	2,185	9,076	7,886
Service Charges on Deposits	4,081	4,199	4,075	3,791	4,143	16,146	15,230
Mortgage Banking Income	1,351	1,720	1,284	1,011	809	5,366	3,986
Insurance Income	1,580	1,545	1,833	2,059	1,112	7,017	3,756
Other Noninterest Income	5,338	4,249	4,332	4,015	3,627	17,934	15,367
Total Noninterest Income(excludes securities gains/losses)	14,699	13,901	13,865	13,074	11,876	55,539	46,225
Employee Comp. & Benefit Expense	19,489	18,565	18,218	18,470	16,271	74,742	64,159
Occupancy & Equipment Expense	4,642	4,403	4,176	4,431	4,494	17,652	16,451
Foreclosed Property Expense	-	-	-	-	-	-	-
Amortization of Intangibles	594	594	592	594	594	2,374	1,902
(Excludes Servicing and Credit Card Intangibles)
Other Noninterest Expense	7,668	7,794	7,479	6,997	14,331	29,938	34,979
Total Noninterest Exp.	32,393	31,356	30,465	30,492	35,690	124,706	117,491
Minority Interest Expense	-	-	-	-	-	-	-
Net Income Before Taxes	21,080	19,299	19,881	19,102	13,507	79,362	62,765
Tax Provision	4,821	4,492	5,202	5,092	2,874	19,607	14,851
Net Income	$16,259	$14,807	$14,679	$14,010	$10,633	$59,755	$47,914

EARNINGS PER SHARE:

Basic
Net income (1)	$0.37	$0.34	$0.34	$0.33	$0.24	$1.38	$1.17
Diluted
Net income (1)	$0.37	$0.34	$0.33	$0.32	$0.24	$1.36	$1.15
Average Shares Basic (1)	43,469,727	43,443,927	43,260,106	43,136,566	43,177,699	43,328,813	40,797,270
Average Shares Diluted (1)	44,121,595	44,197,495	43,969,783	44,153,663	44,123,623	44,048,486	41,689,071
Dividends on Preferred Stock ($000s)	$-	$-	$-	$-	$-	$-	$-

(1) restated for a 5 for 4 stock split paid September 30, 2005 and September 30, 2004.

SUPPLEMENTAL DATA ($000s)
Return on Avg. Assets (annualized)	1.42%	1.28%	1.29%	1.26%	0.96%	1.31%	1.20%
Return on Avg. Equity (annualized)	14.6%	13.4%	13.6%	13.1%	10.0%	13.7%	13.2%
Return on Avg. Tangible Equity (annualized) (1)	27.2%	25.3%	25.9%	24.9%	19.2%	25.8%	23.8%

(1) Average tangible equity excludes acquisition related average goodwill and intangibles: 2004= Net income of$11,368 x 4 divided by the net of average equity of $299,338 reduced by average goodwill and intangibles of $111,039.

(1) Reconciliation Table for Non-GAAP Financial Measure
Return on average shareholders' equity	14.6%	13.4%	13.6%	13.1%	10.0%	13.7%	13.2%
Effect of goodwill and intangibles	12.6%	11.9%	12.3%	11.8%	9.2%	12.1%	10.6%
Return on average tangible equity	27.2%	25.3%	25.9%	24.9%	19.2%	25.8%	23.8%
Average tangible equity excludes acquisition related average goodwill and intangibles:
Average shareholders' equity	$441,143	$437,909	$432,955	$434,312	$422,295	$436,602	$361,697
Average goodwill and intangibles	(204,154)	(204,665)	(205,267)	(205,838)	(202,226)	(204,975)	(160,332)
Average tangible equity	236,989	233,244	227,688	228,474	220,069	231,627	201,365

Financial Update for NATL PENN BCSHS (NPBC) FOR 12/31/05

PAGE: 3 of 5
	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED	TO DATE	ENDED
CHARGEOFFS ($000s)	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004	12/31/2005	12/31/2004
	unaudited	unaudited	unaudited	unaudited	unaudited	unaudited	audited
Loan Chargeoffs	$1,329	$1,592	$3,181	$1,143	$1,195	$7,245	$5,617
Recoveries on Loans	$388	$1,062	$681	$388	$782	$2,519	$2,978
Net Loan Chargeoffs	$941	$530	$2,500	$755	$413	$4,726	$2,639

	AS OF	AS OF	AS OF	AS OF	AS OF
ASSET QUALITY AND OTHER DATA ($000s)	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004
	unaudited	unaudited	unaudited	unaudited	audited
Nonaccrual Loans	$11,961	$10,562	$14,190	$12,237	$11,103
Renegotiated Loans		-	-	-	-
Other Real Estate Owned	-	16	16	-	-
Total Nonperforming Assets	11,961	10,578	14,206	12,237	11,103
Loans 90+ Days Past Due & Still Accruing	183	342	191	973	870
NPAs plus Loans over 90	$12,144	$10,920	$14,397	$13,210	$11,973

	AS OF	AS OF	AS OF	AS OF	AS OF
REGULATORY CAPITAL DATA ($000s)	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004
	unaudited	unaudited	unaudited	unaudited	audited
Tier 1 Capital	$360,866	$354,324	$343,716	$333,733	$326,053
Tier 1 Ratio (%)	10.47%	10.39%	10.14%	10.07%	10.02%
Total Capital (Tier 1 + Tier 2)	$406,874	$400,064	$389,769	$375,630	$366,955
Total Capital Ratio (%)	11.81%	11.73%	11.49%	11.33%	11.27%
Total Risk-Adjusted Assets	$3,445,362	$3,409,728	$3,391,290	$3,336,034	$3,255,459
Tier 1 Leverage Ratio	8.36%	8.14%	7.94%	7.79%	7.86%

	AS OF	AS OF	AS OF	AS OF	AS OF
SUPPLEMENTAL DATA ($000s)	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004
	unaudited	unaudited	unaudited	unaudited	audited

1-4 Family Mortgage Loans Serviced For Others	$90,761	$94,574	$100,213	$106,142	$110,865
Propriety Mutual Fund Balances	$-	$-	$-	$-	$-
(Net Asset Value in $000s)
Held to Maturity Securities (Fair Value)	$147,628	$111,856	$116,215	$115,013	$90,621
Common Stock Dividends (total $ in period)	$7,192	$6,955	$6,926	$6,903	$6,910
Dividends per Common Share	$0.165	$0.160	$0.160	$0.160	$0.160
EOP Employees (Full Time Equivalent)	1,141	1,139	1,153	1,135	1,098

Financial Update for NATL PENN BCSHS (NPBC) FOR 12/31/05

PAGE: 4 of 5	AS OF	AS OF	AS OF	AS OF	AS OF
PERIOD END BALANCES:	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004
	unaudited	unaudited	unaudited	unaudited	audited
Loan Breakdown: (REGULATORY)
Commercial/Industrial	$565,826	$545,552	$550,147	$509,416	$484,480
Commercial Real Estate	1,141,908	1,119,836	1,105,873	1,104,202	1,086,101
Residential Mortgage (including multi-family)	550,591	557,032	549,141	547,166	556,866
Real Estate Construction (and Land Development)	206,201	210,607	206,916	214,845	201,410
Home Equity (revolving and 2nd lien)	381,869	371,909	368,478	348,610	340,665
Consumer (Loans to Individuals)	60,586	59,603	56,962	57,999	63,843
Bank Card	-	-	-	-	-
Foreign	-	-	-	-	-
Other Loans	142,828	147,118	146,528	146,399	141,074
Total Loans (net of unearned)	3,049,809	3,011,657	2,984,045	2,928,637	2,874,439
Investment Securities (incl. trading assets)	1,091,714	1,129,221	1,148,535	1,185,956	1,189,803
Other Earning Asset	5,937	5,430	9,446	5,512	8,776
Total Earning Assets (net of loan loss reserve)	4,091,396	4,090,053	4,085,991	4,062,519	4,015,428
Total Assets	4,600,609	4,574,707	4,593,900	4,554,837	4,478,793
Deposit Breakdown:
Savings	193,024	202,292	218,540	224,053	229,874
NOW Accounts	741,269	750,903	672,981	716,899	891,456
Money Market Accounts	607,063	591,553	598,510	624,641	644,014
Certificates	776,794	900,698	621,132	623,754	615,001
CDs>$100m	480,975	333,886	417,302	269,163	246,948
Foreign CDs	-	-	-	-
Total Int. Bearing Deposits	2,799,125	2,779,332	2,528,465	2,458,510	2,627,293
Non-Interest Bearing Deposits	509,921	512,718	531,162	511,039	515,900
Total Deposits	3,309,046	3,292,050	3,059,627	2,969,549	3,143,193
Short-Term Borrowings	428,771	413,929	678,277	739,767	514,051
Long-Term Debt	375,475	375,694	376,892	377,447	356,989
Total Int. Bearing Liabilities (incl. non-int bearing deposits)	4,113,292	4,081,673	4,114,796	4,086,763	4,014,233
Total Int. Bearing Liabilities	3,603,371	3,568,955	3,583,634	3,575,724	3,498,333
Total Stockholders Equity	$444,888	$444,999	$438,835	$426,493	$428,125

PERIOD END BALANCES:

Loan Breakdown: (internal)
Business Purpose Loans	$1,391,317	$1,368,691	$1,379,919	$1,351,571	$1,309,544
Residential Mortgage	282,882	290,210	287,538	287,917	294,641
Commercial Real Estate, Construction and Land Dev	1,011,084	1,003,834	984,510	975,983	961,515
Consumer (loans to Individual)	364,525	348,922	332,078	313,166	315,422
Total Loans (net of unearned)	$3,049,808	$3,011,657	$2,984,045	$2,928,637	$2,881,122

Financial Update for NATL PENN BCSHS (NPBC) FOR 12/31/05

BALANCE AND YIELD/COST ANALYSIS:	AS OF		AS OF		AS OF		AS OF		AS OF		YTD
	12/31/2005		9/30/2005		6/30/2005		3/31/2005		12/31/2004		12/31/2005
	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	YTD Avg Bal	Yield
	unaudited		unaudited		unaudited		unaudited		unaudited		unaudited
Total Loans (net of unearned)	$3,028,408	6.81%	$3,000,486	6.65%	$2,965,191	6.47%	$2,905,920	6.25%	$2,834,453	6.10%	$2,975,407	6.55%
Investment Securities (incl. trading assets)	1,072,424	5.08%	1,139,463	4.97%	1,170,563	4.92%	1,193,928	4.88%	1,115,338	4.87%	1,143,749	4.96%
Other Earning Assets	9,350	3.78%	9,928	2.16%	7,838	1.94%	8,802	2.30%	23,620	1.65%	8,983	2.57%

Total Earning Assets	4,110,182	6.35%	4,149,877	6.18%	4,143,592	6.02%	4,108,650	5.84%	3,973,411	5.73%	4,128,139	6.10%
Total Earning Assets (net of loan loss reserve)	4,053,850	6.44%	4,093,289	6.26%	4,086,301	6.11%	4,050,799	5.92%	3,915,302	5.82%	4,071,129	6.19%
Total Assets	4,529,657	5.76%	4,573,381	5.61%	4,554,114	5.48%	4,520,577	5.31%	4,381,389	5.20%	4,544,536	5.54%

Savings	197,092	0.92%	209,600	0.93%	219,782	0.86%	226,130	0.80%	227,194	0.74%	213,062	0.87%
NOWAccounts	744,684	2.14%	721,688	1.81%	708,143	1.55%	792,962	1.42%	931,585	1.44%	741,682	1.73%
Money Market Accounts	612,719	2.13%	597,805	1.83%	613,339	1.58%	638,215	1.34%	652,716	1.05%	615,402	1.71%
Certificates	1,217,068	3.67%	1,140,615	3.45%	964,360	3.22%	873,433	3.07%	852,501	2.96%	1,050,062	3.38%

Total Int. Bearing Deposits	2,771,563	2.72%	2,669,708	2.45%	2,505,624	2.14%	2,530,740	1.92%	2,663,996	1.77%	2,620,208	2.32%

Non-Interest Bearing Deposits	505,316		514,908		521,630		504,583		517,864		511,620
Total Deposits	3,276,879	2.30%	3,184,616	2.05%	3,027,254	1.77%	3,035,323	1.60%	3,181,860	1.48%	3,131,828	1.94%

Short-Term Borrowings	389,624	2.49%	525,609	2.66%	680,342	2.54%	642,805	2.12%	385,765	1.49%	558,808	2.44%
Long-Term Borrowings	375,541	5.49%	376,239	5.12%	377,244	5.15%	371,415	5.07%	357,337	5.12%	375,124	5.21%
Total Int. Bearing Liabilities(incl. non-int bearing deposits)	4,042,044	2.62%	4,086,464	2.41%	4,084,840	2.21%	4,049,543	2.00%	3,924,962	1.82%	4,065,760	2.31%
Total Int. Bearing Liabilities	3,536,728	2.99%	3,571,556	2.76%	3,563,210	2.53%	3,544,960	2.28%	3,407,098	2.09%	3,554,140	2.64%
Total Shareholder's Equity	$441,143		$437,909		$432,955		$434,312		$422,295		$436,602

Net Yield on Earning Assets (net of loan loss reserve): (Margin)		3.83%		3.86%		3.90%		3.93%		4.00%		3.88%
Net Yield on Earning Assets: (Margin)		3.78%		3.80%		3.85%		3.87%		3.94%		3.82%

STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

State	Number of Full Service Banking Offices (Domestic and in the U.S. Territories)

PA
Total Number of Banking Offices		73	72	72	73	73
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)		1	1	1	1	1
Total Number of ATMs		73	73	75	75	74

MD
Total Number of Banking Offices		1	1	1	1	1
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)			0	0	0	0
Total Number of ATMs		1	1	1	1	1

TOTAL
Total Number of Banking Offices		74	73	73	74	74
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)		1	1	1	1	1
Total Number of ATMs		74	74	76	76	75

Have you restated any prior period's financial statements for a pooling of interest and/or a change in
accounting principles?	NO
Periods Restated on this report:	N/A
Reason:	N/A